UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒   Preliminary Information Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐   Definitive Information Statement

Tianci International, Inc.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g)and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which he filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of Tianci International, Inc.:

This Information Statement is being mailed or furnished to the stockholders of Tianci International, Inc., a Nevada corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors by unanimous written consent on February 24, 2017 , and the approval of such corporate action by the written consent, dated February 24, 2017, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) outstanding on such date. Stockholders holding in the aggregate 26,841,265 shares of Common Stock or 53.84% of the Common Stock outstanding on such date, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU NOT ARE
REQUESTED TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,

/s/ Cuilian Cai
Cuilian Cai Chief Executive Officer

Dated: February 24, 2017

INFORMATION STATEMENT
OF
Tianci International, Inc.

Xusheng Building, Yintian Road, Bo’an District, Shenzhen,

Guangdong Province, People’s Republic of China

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
TIANCI INTERNATIONAL, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of Tianci International, Inc., a Nevada corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors by unanimous written consent on February 24, 2017 , and the approval of such corporate action by the written consent, dated February 24, 2017, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) outstanding on such date. Stockholders holding in the aggregate 26,841,265 shares of Common Stock or 53.84% of the Common Stock outstanding on such date, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about _________________ ______, 2017 and the transaction described herein shall become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Nevada, but in no event earlier than the 20th day after this Information Statement is so mailed or furnished.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

By unanimous written consent of the Board of Directors of the Company on February 24, 2017 , the Board of Directors adopted resolutions approving a reverse split of the Company’s Common Stock on the basis of one (1) share for every 40 outstanding shares, so that 40 outstanding shares of Common Stock before the reverse stock split shall represent one share of Common Stock after the reverse stock split (the “Reverse Split”) and proposing that such resolution be submitted for a vote of the stockholders of the Corporation (the “Board Consent”). The Board Consent is attached hereto as Appendix A. The action taken by the Board of Directors with respect to the Reverse Split and amending the Company’s Articles of Incorporation to effect the Reverse Split (the “Amendment”) was subsequently adopted by the written consent of the Company’s stockholders entitled to vote a majority of the shares of Common Stock then outstanding on February 24, 2017 (the “Stockholder Consent”). The Stockholder Consent is attached hereto as Appendix B.

The reasons for, and general effect of, the Reverse Split is described in “APPROVAL OF A RESOLUTION TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AND AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE SPLIT.”

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement, which have been recently approved or considered by the holders of the Common Stock.

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GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about ___________ _____, 2017. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

VOTE OBTAINED — NEVADA LAW

Nevada Revised Statutes (“NRS”) 78.390 provides that every amendment to the Company’s Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and the Company’s bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company’s Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Company’s Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible, the Company’s Board of Directors sought, and did in fact obtain, the written consent of the Majority Stockholders, the holders of a majority in voting interest of the Company’s voting stock, which voting stock is composed currently of the Common Stock NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given. As of February 10, 2017, there were 49,853,280 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

Stockholders holding 26,841,265 shares of Common Stock or 53.84% of the Common Stock outstanding on such date, approved the Reverse Split and the filing of the Amendment.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock by (i) each person known to Company to own beneficially more than 5% of Company’s Common Stock, (ii) each director, (iii) each executive officers and (iv) all executive officers and directors as a group, as of February 10, 2017.  No director or officer has beneficial ownership of any of our convertible preferred stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

	Amount And Nature of Beneficial Ownership(1)	Percent(2)
Principal Stockholders:
Shifang Wan	23,568,340	47.28%
Lie Su	3,272,925	6.57%

Named Executive Officers and Directors:
Cuilian Cai	1,100,000	2.21%

All Executive Officers and Directors as a Group (1 person):	1,100,000	2.21%

* Less than 1%.

(1)	As of February 10, 2017, there were 49,853,280 shares of our Common Stock issued and outstanding. In determining beneficial ownership of our Common Stock as of that date, the number of shares shown includes shares of our Common Stock which may be acquired within 60 days of that date on exercise of warrants or options or conversion of convertible securities. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares. None of the persons named in the table own any shares of preferred stock or warrants.

(2)	In determining the percent of our Common Stock owned by a person or entity on February 10, 2017 (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of outstanding warrants and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of our common stock outstanding on that date February 10, 2017 plus (ii) the total number of shares that the beneficial owner may acquire on conversion of preferred stock and on exercise of warrants and options.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following action has been approved by the written consent of the holders together entitled to vote a majority of the issued and outstanding shares of Common Stock:

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APPROVAL OF A RESOLUTION

TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

AND

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO EFFECT THE REVERSE SPLIT

Purpose of the Reverse Split

The Company’s Board of Directors has determined that it is in our best interest to effect a reverse split of our Common Stock of one share for every 40 shares outstanding so that every 40 outstanding shares of Common Stock before the stock split shall represent one share of Common Stock after the stock split with all fractional shares rounded up to the next whole share (the “Reverse Split”). The Board of Directors believes that our Common Stock is undervalued and that the Reverse Split will allow the Company’s Common Stock to trade in a more realistic price range.

Certain Risks Associated With the Reverse Stock Split

While the Board believes that the Company’s Common Stock would trade at higher prices after the consummation of the Reverse Stock Split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed two, three or four times the market price of the Common Stock prior to the Reverse Stock Split. In some cases, the total market value of a company following a reverse stock split is lower, and may be substantially lower, than the total market value before the reverse stock split. In addition, the fewer number of shares that will be available to trade could possibly cause the trading market of the Common Stock to become less liquid, which could have an adverse effect on the price of the Common Stock. The market price of the Common Stock is based on our performance and other factors, some of which may be unrelated to the number of our shares outstanding.

In addition, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stock.

Principal Effects of the Reverse Split

On the effective date of the Reverse Split, each 40 shares of our Common Stock issued and outstanding immediately prior to the Reverse Split effective date (the “Old Shares”) will automatically and without any action on the part of the stockholders be converted into one share of our Common Stock (the “New Shares”). In the following discussion, we provide examples of the effects of a one-for-forty reverse stock split.

Corporate Matters. The Reverse Split would have the following effects based upon the number of shares of Common Stock outstanding as of February 10, 2017.

•	in a one-for-forty reverse stock split, every 40 of our Old Shares owned by a stockholder would be exchanged for one New Share; and

•	the number of shares of our Common Stock issued and outstanding will be reduced from 49,853,280 shares to 1,246,332 shares.

The Reverse Split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the one for two reverse stock split ratio, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

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Options and Warrants.   All outstanding options, warrants, notes, debentures and other securities convertible to Common Stock will be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the one-for-forty ratio.

Authorized Shares. The Company is presently authorized under its Articles of Incorporation to issue 100,000,000 shares of Common Stock at a par value of $0.0001 per share. Upon effectiveness of the Reverse Split, the number of authorized shares of Common Stock would remain the same, although the number of shares of Common Stock issued and outstanding will decrease. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. The issuance in the future of additional shares of our Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock. The effective increase in the number of authorized but unissued and unreserved shares of the Company’s Common Stock may be construed as having an anti-takeover effect as further discussed below. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock. The Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of Common Stock.

Accounting Matters. The Reverse Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the Reverse Split ratio (that is, in a one-for-forty reverse stock split, the stated capital attributable to our Common Stock will be reduced to one half of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split was not proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board of Directors and stockholders. Other than the Reverse Split and Amendment, our Board of Directors does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

The number of shares held by each individual stockholder will be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 40 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act. If the proposed Reverse Stock Split is implemented, our Common Stock will continue to be reported on the OTC Markets under the symbol “CIIT”, subject to compliance with OTCQB listing standards. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

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Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

The Reverse Split will be accomplished by amending the Company’s Articles of Incorporation to include the paragraph immediately below substantially in the following form:

“On February 24, 2017 the Corporation’s Board of Directors and a majority of the shareholders entitled to vote on the action approved a 40 to 1 reverse stock split to be effective at 5:00 p.m. on [ ], 2017 or as soon as the Corporation completes filing an amendment to its Articles of Incorporation (the “Split Effective Date”), each 40 shares of the corporation’s common stock issued and outstanding immediately prior to the Split Effective Date (the “Old Common Stock”) shall automatically reclassified and changed into one share without any action on part of the holder thereof, which the Corporation shall be authorized to issue immediately subsequent to the Split Effective Date (the “New Common Stock”). Each holder of a certificate or certificates which immediately prior to the Split Effective Date represented outstanding shares of Old Common Stock (the “Old Certificates”) shall, from and after the Split Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation’s transfer agent for cancellation, a certificate or certificates (the “New Certificates”) representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. No fractional shares of New Common Stock of the Corporation shall be issued. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. Instead, any fractional share shall be rounded to the next whole share.

This Corporation is authorized to issue the following capital stock:

(a) The total number of shares which the Corporation shall have authority to issue is One Hundred and Twenty Million (120,000,000), consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $.0001 per share, (hereafter called the “Common Stock”), and Twenty Million (20,000,000) shares of Preferred Stock, par value $.0001 per share, (hereinafter called the “Preferred Stock”).

(b) Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (hereinafter the “Board”), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board providing for the issuances of such series of Preferred Stock.”

A copy of the form of Certificate of Amendment of the Articles of Incorporation of the Company is attached hereto as Appendix C.

The Reverse Split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Nevada (which we refer to as the “Effective Time”), but in no event earlier than the 20 th calendar day following the mailing of this Information Statement. Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected. The existing stock certificates will still be valid even though they reflect the number of Old Shares. If any stockholders seek to obtain a new certificate reflecting the number of New Shares, then such stockholders shall surrender to the exchange agent the certificates representing Old Shares in exchange for certificates representing New Shares accordance with the procedures to be set forth in  a cover letter asking for such stock certificates. Action Stock Transfer charges a fee of $25 for each certificate issued representing New Shares.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S)
AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Split to a current stockholder of the Company that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (sometimes referred to herein as a “U.S. stockholder”), and who holds stock of the Company as a “capital asset,” as defined in Section 1221 of the Code. This discussion does not purport to be a complete analysis of all of the potential tax effects of the Reverse Split. Tax considerations applicable to a particular stockholder will depend on that stockholder’s individual circumstances. The discussion does not address the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities or currencies, banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, regulated investment companies, real estate investment companies, real estate mortgage investment conduits and foreign individuals and entities). The discussion also does not address any tax consequences arising under U.S. federal non-income tax laws, such as gift or estate tax laws, or the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold stock of the Company through such entities.

The following discussion is based upon the Code, U.S. Treasury Department regulations promulgated thereunder, published rulings of the Internal Revenue Service (the “IRS”) and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s deemed exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged, and the holding period of the New Shares should include the holding period of such stockholder in the Old Shares.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Reverse Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state and local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Vote Required

The affirmative vote of the holders of a majority of all issued and outstanding shares of our Common Stock entitled to vote on these corporate actions has been received in the form of a written consent in lieu of special meeting.

Dissenters’ Rights of Appraisal

The dissenter’s rights provisions of Chapter 78 of the Nevada Revised Statues are not applicable to the matters disclosed in this Information Statement. Accordingly, there are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in this Information Statement.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Split that is not shared by all other stockholders of ours.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet ( http://www.sec.gov ) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

/s/ Cuilian Cai
Cuilian Cai Chief Executive Officer

February 24, 2017

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APPENDIX A

UNANIMOUS WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS

OF

TIANCI INTERNATIONAL, INC.

February 24, 2017

The undersigned, being all of the members of the Board of Directors (the “Board”) of Tianci International, Inc., a Nevada corporation (the “Corporation”) , do hereby adopt the following resolutions by written consent in lieu of a meeting of the Board of the Corporation, pursuant to Section 78.315 of the Nevada Revised Statute:

WHEREAS, the Board of Directors of the Corporation believes that the Common Stock is undervalued and that a reverse stock split of the Common Stock will allow the Common Stock to trade in a more realistic price range; and

WHEREAS, the Corporation desires, at a time to be determined by the Board of Directors, to effect a reverse stock split on a ratio of 1 for 40, whereby every 40 shares of the issued and outstanding Common Stock of the Corporation shall be combined into 1 share of issued and outstanding Common Stock of the Corporation (the “Reverse Stock Split”); and

WHEREAS, the Reverse Stock Split will not change the percentage of shares of Common Stock held by each stockholder of the Corporation; and

WHEREAS, the Corporation must file a Certificate of Amendment to the Articles of Incorporation (the “Amendment”) to effect the Reverse Stock Split; and

NOW, THEREFORE, BE IT

RESOLVED, that the Board of Directors hereby authorizes and approves the Reverse Stock Split and the Amendment, substantially in the form attached hereto as Exhibit A; and be it further

RESOLVED, that upon consultation with management of the Corporation, the Board of Directors will determine the date and ratio (within the specified range) of the Reverse Stock Split; and be it further

RESOLVED, that the Board of Directors hereby authorizes the Corporation to seek by written consent the approval by the holders of a majority of the Corporation’s outstanding common stock (the “Stockholders”) of the Reverse Stock Split and the Amendment; and be it further

RESOLVED, that the filing of the Amendment is contingent upon approval by the Stockholders; and be it further

RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of state of Nevada, notwithstanding authorization of the Amendment by the stockholders of the Corporation, the Board of Directors may abandon the Amendment without further action by the Corporation’s stockholders; and be it further

RESOLVED, that the Corporation, upon approval of the Stockholders, shall prepare and file with the SEC an Information Statement on Schedule 14C with respect to the approval of the Reverse Split and the Amendment by written consent in lieu of a stockholder meeting; and be it further

RESOLVED, that the close of business on March 8, 2017, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Corporation entitled to receive a copy of the Information Statement; and be it further

A-1

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

RESOLVED, that all actions previously taken by any officers, member of the Board, or representative or agent of the Corporation in connection with the above resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Corporation; and be it further

RESOLVED, that the Secretary of the Corporation is hereby authorized to certify true copies of the foregoing resolutions and the document hereby approved, and to attest signatures of any officer of the Corporation executing and delivering the same; and be it further

[Signature Page Follows]

A-2

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Corporation, have hereunto set their hands as of as of the date first above written.

/s/ Cuilian Cai
Cuilian Cai

A-3

APPENDIX B

WRITTEN CONSENT

OF THE

HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES

OF COMMON STOCK OF

TIANCI INTERNATIONAL, INC.

February 24, 2017

The undersigned, being holders of a majority of the issued and outstanding shares (the “Holders”) of common stock, par value $.0001 per share (the “Common Stock”) of Tianci International, Inc., a Nevada Corporation (the “Corporation”), pursuant to Section 78.320 of the Nevada Revised Statutes, consents to the adoption of the following resolutions taking or authorizing the actions specified therein by written consent in lieu of a meeting:

WHEREAS, the Board of Directors of the Corporation believes that the Common Stock is undervalued and that a reverse stock split of the Common Stock will allow the Common Stock to trade in a more realistic price range;

WHEREAS, the Board of Directors of the Corporation, at a time to be determined by the Board of Directors, desires to effect a reverse stock split on a ratio of 1 for 40, whereby for every 40 shares of the issued and outstanding Common Stock of the Corporation shall be combined into 1 share of authorized,issued and outstanding Common Stock of the Corporation (the “Reverse Stock Split”).

WHEREAS, the Reverse Stock Split will not change the percentage of shares of Common Stock held by stockholders of the Corporation;

WHEREAS, the Corporation must file a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to effect the Reverse Stock Split;

WHEREAS, the Board of Directors have authorized the Corporation to seek the written consent of the Holders to approve the Reverse Stock Split and the Amendment.

NOW, THEREFORE, BE IT

RESOLVED, that the Holders hereby approve the Reverse Stock Split; and be it further

RESOLVED, that the Holders hereby approve the Amendment, substantially in the form attached hereto as Exhibit A, to effect the Reverse Stock Split, at such time as the Board of Directors determines in its discretion and without any further action by the Holders; and be it further

RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of state of Nevada, notwithstanding authorization of the Amendment by the stockholders of the Corporation, the Board may abandon the Amendment without further action by the stockholders; and be it further

RESOLVED, that all actions previously taken by any officers, member of the Board, or representative or agent of the Company in connection with the above resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Company; and be it further

RESOLVED, that the Secretary of the Company is hereby authorized to certify true copies of the foregoing resolutions and the document hereby approved, and to attest signatures of any officer of the Company executing and delivering the same; and be it further

RESOLVED, that this Consent may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A facsimile or other reproduction of this Consent may be executed by one or more parties hereto, and an executed copy of this Consent may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Signature Page Follows]

B-1

IN WITNESS WHEREOF, the undersigned, holders of a majority of the Corporation’s outstanding shares of common stock, have hereunto set their hands as of the date first above written.

/s/ Shifang Wan
Shifang Wan

/s/ Lie Su
Lie Su

B-2

APPENDIX C

FORM OF

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION OF
TIANCI INTERNATIONAL, INC.

February 24, 2017

Tianci International, Inc., a corporation organized and existing under and by virtue of the Nevada Revised Statutes (the “Corporation”), does hereby certify:

First: The Board of Directors of the Corporation (the “Board”), acting by Unanimous Written Consent in accordance with Section 78.315 of the Nevada Revised Statutes of the State of Nevada, adopted a resolution authorizing the Corporation to effect a 40 to 1 reverse split of the Common Stock, par value $0.0001, whereby every 40 issued and outstanding shares of the Corporation’s Common Stock (including each share of treasury stock), shall automatically and without any action on the part of the holder thereof be combined into one (1) fully paid and nonassessable share of Common Stock of the Corporation (the “Common Stock”) and to file this Certificate of Amendment:

Article IV of the Articles of Incorporation of the Corporation is hereby amended to include the following:

“On February 24, 2017 the Corporation’s Board of Directors and a majority of the shareholders entitled to vote on the action approved a 40 to 1 reverse stock split to be effective at 5:00 p.m. on [ ], 2017 or as soon as the Corporation completes filing an amendment to its Articles of Incorporation (the “Split Effective Date”), each 40 shares of the corporation’s common stock issued and outstanding immediately prior to the Split Effective Date (the “Old Common Stock”) shall automatically reclassified and changed into one share without any action on part of the holder thereof, which the Corporation shall be authorized to issue immediately subsequent to the Split Effective Date (the “New Common Stock”). Each holder of a certificate or certificates which immediately prior to the Split Effective Date represented outstanding shares of Old Common Stock (the “Old Certificates”) shall, from and after the Split Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation’s transfer agent for cancellation, a certificate or certificates (the “New Certificates”) representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. No fractional shares of New Common Stock of the Corporation shall be issued. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. Instead, any fractional share shall be rounded to the next whole share.

Second: That in lieu of a meeting and vote of stockholders, the holders of a majority in interest of record of the issued and outstanding shares of Common Stock have given Written Consent to said amendment in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes.

Third: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 78.390 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by the undersigned as of the date first above written.

/s/ Cuilian Cai
Cuilian Cai Chief Executive Officer

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